UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2011

VIACOM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

On December 7, 2011, Viacom Inc. (the “Company”) announced that it had agreed to issue and sell $400,000,000 aggregate principal amount of 2.500% Senior Notes due 2016 (the “2016 Senior Notes”) at a price equal to 99.366% of the principal amount thereof and $600,000,000 aggregate principal amount of 3.875% Senior Notes due 2021 (the “2021 Senior Notes” and, together with the 2016 Senior Notes, the “Senior Notes”) at a price equal to 98.361% of the principal amount thereof. In connection with the issuance and sale of the Senior Notes, on December 7, 2011, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBS Securities Inc., as representatives of the underwriters named in Schedule 1 thereto. The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-162962) previously filed with the Securities and Exchange Commission (the “Registration Statement”). The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1.

On December 12, 2011, in connection with the closing of the sale of the Senior Notes, the Company and The Bank of New York Mellon, as trustee (the “Trustee”), entered into a ninth supplemental indenture (the “Ninth Supplemental Indenture”) to the Indenture, dated as of April 12, 2006, between the Company and the Trustee. The Ninth Supplemental Indenture is filed as Exhibit 4.1 to this Report. A copy of the opinion of Shearman & Sterling LLP relating to the legality of the Senior Notes is filed as Exhibit 5.1 to this Report.

The Company incorporates by reference the exhibits filed herewith into the Registration Statement, pursuant to which the Senior Notes were registered.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated December 7, 2011, among Viacom Inc. and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBS Securities Inc., as representatives of the underwriters named in Schedule 1 thereto.

4.1	Ninth Supplemental Indenture, dated as of December 12, 2011, between Viacom Inc. and The Bank of New York Mellon, as Trustee (including forms of Senior Notes).

5.1	Opinion of Shearman & Sterling LLP.

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ MICHAEL D. FRICKLAS
	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General Counsel and Secretary

Date: December 12, 2011

Exhibit Index

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated December 7, 2011, among Viacom Inc. and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBS Securities Inc., as representatives of the underwriters named in Schedule 1 thereto.

4.1	Ninth Supplemental Indenture, dated as of December 12, 2011, between Viacom Inc. and The Bank of New York Mellon, as Trustee (including forms of Senior Notes).

5.1	Opinion of Shearman & Sterling LLP.

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).